UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.15

SEMI-ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 14, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB All Market Income Portfolio (the “Fund”) for the semi-annual reporting period ended May 31, 2015. The Fund commenced operations on December 18, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein All Market Income Portfolio to AB All Market Income Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek current income with consideration of capital appreciation. AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks, and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher-yielding currencies and/or short positions in currency derivatives on lower-yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives

AB ALL MARKET INCOME PORTFOLIO •	1

to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to sovereign bonds. As noted earlier, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 6 shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”, net), for the period since the Fund’s inception on December 18, 2014 through May 31, 2015.

All share classes of the Fund underperformed the all-equity benchmark for the period since inception. Equity markets outperformed bond markets during this period due to expectations that global economic growth would firm amid a stabilization in activity in Europe and gradual growth in the U.S. Additionally, expectations for inflation stabilized as quantitative easing policies were implemented in Europe and Japan, while continuing in the U.S., stemming more extreme worries about deflation.

Strategies used by the Fund to provide diversified sources of return, or “diversifiers”, contributed marginally, relative to the benchmark, with positive contributions from sovereign bond exposure, sovereign bond selection, equity long/short, fixed-income long/short and volatility strategies. Currency strategies detracted marginally.

Given the strong performance of global equities, the Fund’s active equity investments (“growers” category) were the largest contributors to returns during the period. Attractive security selection in high-income bonds (“producers” category) also contributed, through these returns lagged the least creditworthy parts of the fixed-income markets, which rallied even more.

The Fund utilized derivatives in the form of futures, forwards, interest rate swaps, variance swaps and total return swaps for hedging and investment purposes. Futures, interest rate swaps and variance swaps contributed to absolute performance; forwards and total return swaps detracted. Purchased options were used for hedging purposes, which detracted from performance.

2	• AB ALL MARKET INCOME PORTFOLIO

Market Review and Investment Strategy

Global equity markets rose in the period since the Fund’s inception, though Greek exit concerns and worries over market liquidity in China negatively weighed on investor sentiment. Investors were also nervous about the timing of a U.S. interest rate hike, as a resilient economic recovery fueled speculation that the U.S. Federal Reserve would increase interest rates earlier than expected. Meanwhile, European equities surged, driven by monetary stimulus and a weakening euro. Japanese stocks gained momentum as well, fueled by encouraging corporate earnings potential and expectations of further easing from the Bank of Japan.

In bond markets, trading grew somewhat volatile in late 2014. As year-end approached, concerns over global growth and a drop in energy prices sparked a hasty retreat from high-yield bond funds. In Europe, corporate bond spreads narrowed slightly while in the U.S. they widened. 2015, began with spreads widening in general, with most sectors trailing behind their duration-matched treasuries. By spring, fixed-income markets generally hovered in negative territory, as most yields in the developed space were higher—led by the U.S., Germany and Australia. Spreads were slightly tighter for high-yield and emerging markets, and modestly wider for investment-grade corporates on the back of substantial new issuance. The bond market continued to focus on oil prices, which seemed to stabilize somewhat, and investors also monitored the bailout saga in Greece.

AB ALL MARKET INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI ACWI (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (free float-adjusted, market capitalization-weighted) represents the equity market performance of developed and emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB ALL MARKET INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB ALL MARKET INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIOD ENDED MAY 31, 2015 (unaudited)	NAV Returns
Since Inception*
AB All Market Income Portfolio
Class A	4.32%

Class C	4.03%

Advisor Class†	4.51%

MSCI All Country World Index (net)	5.62%

*    Since inception on 12/18/2014.

†    Please note that these this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB ALL MARKET INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	4.32%	-0.08%

Class C Shares
Since Inception*	4.03%	3.03%

Advisor Class Shares†
Since Inception*	4.51%	4.51%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.44%, 2.21% and 1.19% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before May 11, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/18/2014.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB ALL MARKET INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	-2.33%

Class C Shares
Since Inception*	0.52%

Advisor Class Shares†
Since Inception*	2.08%

*	Inception date: 12/18/2014.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB ALL MARKET INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 18+, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.20	$4.90	1.06%
Hypothetical**	$1,000	$1,017.81	$4.83	1.06%
Class C
Actual	$1,000	$1,040.30	$8.30	1.80%
Hypothetical**	$1,000	$1,014.47	$8.20	1.80%
Advisor Class
Actual	$1,000	$1,045.10	$3.74	0.81%
Hypothetical**	$1,000	$1,018.94	$3.70	0.81%
+	Commencement of operations.

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 165/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

AB ALL MARKET INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $18.6

TEN LARGEST HOLDINGS†

May 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
AB High Income Fund, Inc. – Class Z	$7,478,610	40.3%
Vodafone Group PLC	253,244	1.4
iShares MSCI All Country Asia ex Japan ETF	243,651	1.3
Progressive Corp. (The)	241,275	1.3
Chevron Corp.	227,939	1.2
General Motors Co.	215,640	1.2
Pfizer, Inc.	210,724	1.1
General Electric Co.	210,115	1.1
Swiss Re AG	209,901	1.1
Altria Group, Inc.	195,482	1.1
	$9,486,581	51.1%

*	All data are as of May 31, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Long-term investments.

10	• AB ALL MARKET INCOME PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 41.6%
Funds and Investment Trusts – 41.6%
AB High Income Fund, Inc. – Class Z(a)	830,034	$7,478,610
iShares MSCI All Country Asia ex Japan ETF	3,690	243,651

Total Investment Companies (cost $7,631,108)		7,722,261

COMMON STOCKS – 41.5%
Consumer Discretionary – 4.8%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	1,000	45,968

Automobiles – 1.5%
General Motors Co.	5,995	215,640
Mitsubishi Motors Corp.	6,200	57,425

		273,065

Hotels, Restaurants & Leisure – 0.9%
Las Vegas Sands Corp.	1,714	87,123
Oriental Land Co., Ltd./Japan	100	6,424
SJM Holdings Ltd.	23,000	29,318
Tabcorp Holdings Ltd.	5,950	22,816
Tatts Group Ltd.	4,380	13,891

		159,572

Media – 1.1%
Cineplex, Inc.	410	16,171
Regal Entertainment Group – Class A	680	14,253
Thomson Reuters Corp.	770	30,748
Vivendi SA	5,859	148,871

		210,043

Multiline Retail – 0.2%
Dollar General Corp.	300	21,777
Next PLC	150	17,253

		39,030

Specialty Retail – 0.8%
Home Depot, Inc. (The)	240	26,741
L Brands, Inc.	937	81,069
Ross Stores, Inc.	360	34,801

		142,611

Textiles, Apparel & Luxury Goods – 0.1%
Pacific Textiles Holdings Ltd.	7,000	9,804
VF Corp.	260	18,312

		28,116

		898,405

Consumer Staples – 4.0%
Beverages – 0.4%
Anheuser-Busch InBev NV	150	18,099
Dr Pepper Snapple Group, Inc.	390	29,889
PepsiCo, Inc.	260	25,072

		73,060

AB ALL MARKET INCOME PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.4%
Alimentation Couche-Tard, Inc. – Class B	230	$8,963
Kroger Co. (The)	200	14,560
WM Morrison Supermarkets PLC	20,880	54,645

		78,168

Food Products – 0.1%
Nestle SA (REG)	300	23,243

Household Products – 0.3%
Clorox Co. (The)	120	12,919
Kimberly-Clark Corp.	130	14,152
Reckitt Benckiser Group PLC	210	18,966

		46,037

Tobacco – 2.8%
Altria Group, Inc.	3,818	195,481
British American Tobacco PLC	710	39,217
Imperial Tobacco Group PLC	1,090	56,209
Japan Tobacco, Inc.	2,500	90,725
Philip Morris International, Inc.	1,595	132,497

		514,129

		734,637

Energy – 2.8%
Oil, Gas & Consumable Fuels – 2.8%
Chevron Corp.	2,213	227,939
Exxon Mobil Corp.	300	25,560
Spectra Energy Corp.	1,640	57,679
TOTAL SA	700	35,326
TransCanada Corp.	1,324	57,384
Woodside Petroleum Ltd.	4,230	117,994

		521,882

Financials – 7.9%
Banks – 3.2%
Australia & New Zealand Banking Group Ltd.	500	12,638
Bank Hapoalim BM	2,850	14,935
Bank of Montreal	140	8,546
BOC Hong Kong Holdings Ltd.	6,000	24,666
DBS Group Holdings Ltd.	600	9,021
JPMorgan Chase & Co.	1,366	89,855
Mitsubishi UFJ Financial Group, Inc.	1,900	14,010
National Bank of Canada	2,913	113,629
Nordea Bank AB	11,526	150,097
Seven Bank Ltd.	3,600	16,975
Swedbank AB – Class A	5,149	120,848
Toronto-Dominion Bank (The)	300	13,063

		588,283

Diversified Financial Services – 0.5%
Industrivarden AB – Class C	4,578	91,322

12	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 3.9%
Allstate Corp. (The)	190	$12,791
CNP Assurances	3,468	57,325
Direct Line Insurance Group PLC	2,650	13,663
Euler Hermes Group	80	8,857
Gjensidige Forsikring ASA	570	8,792
Insurance Australia Group Ltd.	13,144	56,712
Marsh & McLennan Cos., Inc.	400	23,292
Progressive Corp. (The)	8,825	241,275
RenaissanceRe Holdings Ltd.	90	9,190
Swiss Re AG	2,336	209,901
Tryg A/S	850	16,993
UnipolSai SpA	21,480	58,463

		717,254

Real Estate Investment Trusts (REITs) – 0.3%
Annaly Capital Management, Inc.	5,891	61,502

		1,458,361

Health Care – 5.4%
Health Care Equipment & Supplies – 0.1%
Becton Dickinson and Co.	70	9,836

Health Care Providers & Services – 0.5%
AmerisourceBergen Corp. – Class A	130	14,633
Anthem, Inc.	200	33,570
Sonic Healthcare Ltd.	1,470	22,492
UnitedHealth Group, Inc.	250	30,052

		100,747

Pharmaceuticals – 4.8%
Astellas Pharma, Inc.	1,200	17,416
GlaxoSmithKline PLC	5,235	116,318
Johnson & Johnson	1,229	123,072
Merck & Co., Inc.	3,093	188,333
Novartis AG	1,782	182,889
Pfizer, Inc.	6,064	210,724
Roche Holding AG	170	51,828

		890,580

		1,001,163

Industrials – 3.5%
Aerospace & Defense – 0.1%
Lockheed Martin Corp.	100	18,820

Air Freight & Logistics – 0.7%
bpost SA	1,000	28,866
Oesterreichische Post AG	190	9,376
United Parcel Service, Inc. – Class B	893	88,603

		126,845

Commercial Services & Supplies – 0.0%
Park24 Co., Ltd.	500	8,801

Construction & Engineering – 0.3%
CIMIC Group Ltd.	2,670	49,178

AB ALL MARKET INCOME PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.3%
General Electric Co.	7,705	$210,115
Keppel Corp., Ltd.	4,500	29,159

		239,274

Industrial Warehouse Distribution – 0.3%
Ascendas Real Estate Investment Trust	32,600	57,975

Machinery – 0.2%
PACCAR, Inc.	451	28,666

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	2,600	58,073
Mitsui & Co., Ltd.	4,200	58,736

		116,809

		646,368

Information Technology – 5.5%
Communications Equipment – 0.3%
Cisco Systems, Inc.	2,036	59,675

IT Services – 2.0%
Amadeus IT Holding SA – Class A	510	23,202
Amdocs Ltd.	870	47,719
Booz Allen Hamilton Holding Corp.	1,140	28,899
CGI Group, Inc. – Class A	320	13,555
Fidelity National Information Services, Inc.	360	22,572
Fiserv, Inc.(b)	360	28,854
Obic Co., Ltd.	400	16,338
Paychex, Inc.	3,643	180,001

		361,140

Semiconductors & Semiconductor Equipment – 0.7%
Intel Corp.	2,214	76,295
Texas Instruments, Inc.	1,099	61,456

		137,751

Software – 1.1%
Intuit, Inc.	200	20,830
Microsoft Corp.	2,657	124,507
NICE-Systems Ltd.	220	13,830
Open Text Corp.	230	9,797
Oracle Corp.	370	16,091
Oracle Corp. Japan	500	21,542

		206,597

Technology Hardware, Storage & Peripherals – 1.4%
Apple, Inc.	1,362	177,441
Canon, Inc.	2,500	86,271

		263,712

		1,028,875

14	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.2%
Chemicals – 1.3%
BASF SE	610	$56,592
Croda International PLC	320	14,300
Dow Chemical Co. (The)	1,752	91,227
LyondellBasell Industries NV – Class A	577	58,335
Sherwin-Williams Co. (The)	80	23,054

		243,508

Containers & Packaging – 0.2%
Ball Corp.	450	31,946

Metals & Mining – 0.7%
Freeport-McMoRan, Inc.	3,927	77,165
Kobe Steel Ltd.	32,000	59,740

		136,905

		412,359

Retail – 0.5%
Shopping Center/Other Retail – 0.5%
American Realty Capital Properties, Inc.	9,786	86,802

Telecommunication Services – 2.9%
Diversified Telecommunication Services – 1.5%
BCE, Inc.	1,346	58,988
Belgacom SA	340	11,805
Bezeq The Israeli Telecommunication Corp., Ltd.	14,273	23,879
Singapore Telecommunications Ltd.	5,800	17,754
Telenor ASA	1,270	28,753
Telstra Corp., Ltd.	3,720	17,646
Verizon Communications, Inc.	2,400	118,656

		277,481

Wireless Telecommunication Services – 1.4%
Vodafone Group PLC	64,785	253,244

		530,725

Utilities – 2.0%
Electric Utilities – 1.4%
Entergy Corp.	802	61,329
Fortum Oyj	7,386	140,523
Southern Co. (The)	1,369	59,812

		261,664

Gas Utilities – 0.0%
UGI Corp.	240	8,976

Multi-Utilities – 0.6%
Centrica PLC	13,595	57,601
RWE AG	2,301	53,799

		111,400

		382,040

Total Common Stocks (cost $7,773,655)		7,701,617

AB ALL MARKET INCOME PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 10.0%
Financials – 4.1%
Real Estate Investment Trusts (REITs) – 4.1%
Apartment Investment & Management Co. 6.875%	2,000	$55,350
Brandywine Realty Trust Series E 6.90%	2,400	62,748
Chesapeake Lodging Trust 7.75%	1,400	37,499
Digital Realty Trust, Inc. 7.375%	2,400	65,232
Gramercy Property Trust, Inc. 7.125%	2,400	64,800
Hersha Hospitality Trust Series C 6.875%	1,100	28,875
Inland Real Estate Corp. 6.95%	2,400	63,600
Kimco Realty Corp. Series K 5.625%	800	19,640
Pebblebrook Hotel Trust 6.50%	1,500	39,000
Pennsylvania Real Estate Investment Trust 7.375%	2,200	57,398
PS Business Parks, Inc. 6.00%	800	20,064
Public Storage 5.375%	1,600	39,152
STAG Industrial, Inc. 6.625%	2,200	56,166
Sun Communities, Inc. 7.125%	2,400	64,104
Urstadt Biddle Properties, Inc. 7.125%	2,400	62,376
Vornado Realty Trust 5.40%	800	18,272

		754,276

Retail – 2.5%
Shopping Center/Other Retail – 2.5%
CBL & Associates Properties, Inc. 6.625%	2,500	62,375
Cedar Realty Trust, Inc. Series B 7.25%	1,200	30,336
DDR Corp. Series K 6.25%	1,400	35,392
Excel Trust, Inc. 8.125%	1,200	30,420

16	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

National Retail Properties, Inc. Series D 6.625%	1,400	$36,400
Realty Income Corp. 6.625%	2,400	63,000
Regency Centers Corp. 6.00%	800	20,168
Retail Properties of America, Inc. 7.00%	2,400	61,440
Saul Centers, Inc. 6.875%	1,100	28,578
Taubman Centers, Inc. 6.50%	1,400	36,610
WP GLIMCHER, Inc. 7.50%	2,400	62,064

		466,783

Equity: Other – 1.6%
Diversified/Specialty – 1.3%
EPR Properties 6.625%	2,200	57,640
First Potomac Realty Trust 7.75%	2,200	56,265
NorthStar Realty Finance Corp. 8.50%	2,500	64,275
Summit Hotel Properties, Inc. 7.875%	2,400	64,824

		243,004

Health Care – 0.3%
Sabra Health Care REIT, Inc. Series A 7.125%	2,100	54,180

		297,184

Office – 1.0%
Office – 1.0%
Alexandria Real Estate Equities, Inc. 6.45%	1,400	36,428
CoreSite Realty Corp. 7.25%	2,000	52,950
Corporate Office Properties Trust 7.375%	700	18,701
Kilroy Realty Corp. Series H 6.375%	1,500	38,250
SL Green Realty Corp. 6.50%	1,400	36,358

		182,687

Industrial Warehouse Distribution – 0.6%
Monmouth Real Estate Investment Corp. 7.875%	1,800	47,214

AB ALL MARKET INCOME PORTFOLIO •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Terreno Realty Corp. 7.75%	2,400	$64,800

		112,014

Residential – 0.2%
Multi-Family – 0.2%
Equity LifeStyle Properties, Inc. 6.75%	1,400	37,128

Total Preferred Stocks (cost $1,853,587)		1,850,072

	Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Equity Indices – 0.0%
S&P 500 Index Expiration: Aug 2015, Exercise Price: $ 2,190.00(b)(c)	400	4,370
S&P 500 Index Expiration: Aug 2015, Exercise Price: $ 2,190.00(b)(c)	155	1,693

Total Options Purchased – Calls (premiums paid $10,425)		6,063

	Shares
SHORT-TERM INVESTMENTS – 6.2%
Investment Companies – 6.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(a)(d) (cost $1,151,389)	1,151,389	1,151,389

Total Investments – 99.3% (cost $18,420,164)		18,431,402
Other assets less liabilities – 0.7%		122,673

Net Assets – 100.0%		$18,554,075

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	6	June 2015	$232,712	$234,729	$2,017
MSCI Emerging Market Mini Futures	1	June 2015	51,857	49,845	(2,012)
TOPIX Index Futures	3	June 2015	378,769	403,900	25,131

Sold Contracts
FTSE 100 Index Futures	1	June 2015	106,941	106,446	495
Mini MSCI EAFE Futures	6	June 2015	568,324	570,000	(1,676)
Mini S&P TSX 60 Futures	2	June 2015	70,481	70,248	233

18	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2015	Unrealized Appreciation/ (Depreciation)
S&P 500 E Mini Index Futures	5	June 2015	$526,091	$526,500	$(409)
S&P TSX 60 IX Futures	1	June 2015	140,622	140,495	127

					$23,906

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CAD	243	USD	192	6/18/15	$(3,234)
Deutsche Bank AG	USD	200	CAD	253	6/18/15	3,367
Deutsche Bank AG	USD	340	EUR	310	6/18/15	286
Goldman Sachs International	EUR	248	USD	283	6/18/15	10,462
Goldman Sachs International	SEK	2,600	USD	304	6/18/15	(582)
Morgan Stanley Capital Services LLC	USD	383	NZD	530	6/18/15	(7,164)
Standard Chartered Bank	USD	198	CAD	243	6/18/15	(3,105)
State Street Bank & Trust Co.	AUD	182	USD	139	6/18/15	(413)
State Street Bank & Trust Co.	CHF	313	USD	319	6/18/15	(14,424)
State Street Bank & Trust Co.	EUR	138	USD	156	6/18/15	4,410
State Street Bank & Trust Co.	EUR	326	USD	351	6/18/15	(7,443)
State Street Bank & Trust Co.	GBP	32	USD	49	6/18/15	232
State Street Bank & Trust Co.	GBP	95	USD	143	6/18/15	(2,068)
State Street Bank & Trust Co.	JPY	8,133	USD	68	6/18/15	2,289
State Street Bank & Trust Co.	NOK	461	USD	61	6/18/15	1,555
State Street Bank & Trust Co.	NOK	304	USD	38	6/18/15	(1,544)
State Street Bank & Trust Co.	NZD	49	USD	37	6/18/15	2,231
State Street Bank & Trust Co.	SEK	601	USD	73	6/18/15	2,392
State Street Bank & Trust Co.	SEK	378	USD	44	6/18/15	(94)
State Street Bank & Trust Co.	USD	282	AUD	365	6/18/15	(2,744)
State Street Bank & Trust Co.	USD	96	CAD	120	6/18/15	454
State Street Bank & Trust Co.	USD	86	EUR	76	6/18/15	(2,125)
State Street Bank & Trust Co.	USD	249	JPY	164	6/18/15	1,308
State Street Bank & Trust Co.	USD	149	JPY	95	6/18/15	(4,280)
State Street Bank & Trust Co.	USD	72	JPY	8,692	6/18/15	(2,258)
State Street Bank & Trust Co.	USD	101	NOK	765	6/18/15	(2,817)
State Street Bank & Trust Co.	AUD	61	USD	48	9/17/15	1,487
State Street Bank & Trust Co.	CAD	132	USD	109	9/17/15	2,921
State Street Bank & Trust Co.	CHF	77	USD	83	9/17/15	588
State Street Bank & Trust Co.	GBP	27	USD	42	9/17/15	824
State Street Bank & Trust Co.	ILS	172	USD	45	9/17/15	56
State Street Bank & Trust Co.	NOK	269	USD	35	9/17/15	927
State Street Bank & Trust Co.	SGD	27	USD	20	9/17/15	169
State Street Bank & Trust Co.	USD	6	CAD	8	9/17/15	(6)
State Street Bank & Trust Co.	USD	47	EUR	42	9/17/15	(915)
State Street Bank & Trust Co.	USD	5	GBP	3	9/17/15	(34)
State Street Bank & Trust Co.	USD	26	JPY	3,183	9/17/15	(626)
State Street Bank & Trust Co.	USD	17	SEK	140	9/17/15	(464)
UBS AG	JPY	21,223	USD	175	6/18/15	4,262
UBS AG	USD	166	AUD	218	6/18/15	718
UBS AG	USD	187	NZD	251	6/18/15	(9,444)

						$(24,846)

AB ALL MARKET INCOME PORTFOLIO •	19

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	NZD	250	3/24/20	3 Month BKBM	3.61%	$306
Morgan Stanley & Co. LLC/(CME)	GBP	200	12/18/24	6 Month LIBOR	1.951%	3,724
Morgan Stanley & Co. LLC/(CME)	AUD	250	12/19/24	6 Month BBSW	3.29%	5,291
Morgan Stanley & Co. LLC/(CME)	JPY	121,960	12/22/24	0.519	6 Month LIBOR	997
Morgan Stanley & Co. LLC/(CME)		$440	12/22/24	3 Month LIBOR	2.342%	11,625
Morgan Stanley & Co. LLC/(CME)		150	12/22/24	3 Month LIBOR	2.336%	3,880
Morgan Stanley & Co. LLC/(CME)	JPY	10,630	1/14/25	0.478	6 Month LIBOR	546
Morgan Stanley & Co. LLC/(CME)	GBP	190	1/26/25	6 Month LIBOR	1.586%	(6,941)
Morgan Stanley & Co. LLC/(CME)	AUD	150	1/27/25	6 Month BBSW	2.91%	(772)
Morgan Stanley & Co. LLC/(CME)		$720	1/28/25	3 Month LIBOR	1.984%	(6,712)
Morgan Stanley & Co. LLC/(CME)	GBP	180	2/04/25	6 Month LIBOR	1.616%	(5,913)
Morgan Stanley & Co. LLC/(CME)	CAD	60	2/04/25	3 Month CDOR	1.743%	(1,054)
Morgan Stanley & Co. LLC/(CME)	JPY	10,450	2/06/25	0.548	6 Month LIBOR	9
Morgan Stanley & Co. LLC/(CME)		$610	2/11/25	3 Month LIBOR	2.083%	(706)
Morgan Stanley & Co. LLC/(CME)	CAD	310	3/03/25	3 Month CDOR	1.888%	(2,406)
Morgan Stanley & Co. LLC/(CME)	SEK	1,650	5/11/25	3 Month STIBOR	1.343%	2,041
Morgan Stanley & Co. LLC/(CME)	NOK	730	5/11/25	2.22	6 Month NIBOR	(1,041)
Morgan Stanley & Co. LLC/(CME)	EUR	320	5/11/25	0.892	6 Month EURIBOR	(2,146)

20	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	CHF	80	5/11/25	6 Month LIBOR	0.38%	$1,276
Morgan Stanley & Co. LLC/(CME)	SEK	2,060	6/02/25	3 Month STIBOR	1.24%	1,525

						$3,529

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received		Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International:
S&P 500 Index, 8/21/15*	—%	$1	$(631)	$	– 0 –	$(631)

Sale Contracts
Societe Generale:
S&P 500 Index, 6/19/15*	—	1	735		– 0 –	735

			$104	$	– 0 –	$104

*	Termination date

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Non-income producing security.

(c)	One contract relates to 1 share.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

AB ALL MARKET INCOME PORTFOLIO •	21

Portfolio of Investments

Glossary:

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CDOR – Canadian Dealer Offered Rate

CME – Chicago Mercantile Exchange

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

REG – Registered Shares

REIT – Real Estate Investment Trust

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

22	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $17,268,775)	$17,280,013
Affiliated issuers (cost $1,151,389)	1,151,389
Cash collateral due from broker	108,631
Foreign currencies, at value (cost $32,653)	31,929
Receivable due from Adviser	72,654
Dividends and interest receivable	60,974
Unrealized appreciation on forward currency exchange contracts	40,938
Receivable for investment securities sold and foreign currency transactions	27,639
Prepaid expenses	25,331
Receivable for terminated centrally cleared interest rate swaps	5,838
Receivable for variation margin on exchange-traded derivatives	5,032
Unrealized appreciation on variance swaps	735
Receivable for terminated total return swaps	471

Total assets	18,811,574

Liabilities
Due to custodian	12,899
Unrealized depreciation on forward currency exchange contracts	65,784
Audit and tax fee payable	43,143
Offering cost payable	41,745
Payable for investment securities purchased and foreign currency transactions	37,224
Payable for variation margin on exchange-traded derivatives	33,206
Custody fee payable	15,942
Unrealized depreciation on variance swaps	631
Transfer Agent fee payable	594
Distribution fee payable	15
Accrued expenses	6,316

Total liabilities	257,499

Net Assets	$18,554,075

Composition of Net Assets
Capital stock, at par	$180
Additional paid-in capital	18,024,842
Distributions in excess of net investment income	(10,611)
Accumulated net realized gain on investment and foreign currency transactions	526,514
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	13,150

$18,554,075

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,308	1,002	$10.29	*

C	$10,297	1,001.20	$10.28

Advisor	$18,533,470	1,800,477	$10.29

*	The maximum offering price per share for Class A shares was $10.75 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB ALL MARKET INCOME PORTFOLIO •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 18, 2014(a) to May 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,015)	$308,167
Affiliated issuers	37,456	$345,623

Expenses
Advisory fee (see Note B)	58,199
Distribution fee—Class A	12
Distribution fee—Class C	46
Transfer agency—Advisor Class	628
Registration fees	52,144
Custodian	51,925
Administrative	45,302
Audit and tax	44,505
Amortization of offering expenses	20,669
Legal	16,849
Printing	11,816
Directors’ fees	3,718
Miscellaneous	3,295

Total expenses before expenses on securities sold short	309,108
Dividend expense	22,203

Total expenses	331,311
Less: expenses waived and reimbursed by the Adviser (see Note B)	(263,752)

Net expenses		67,559

Net investment income		278,064

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		380,476
Futures		189,331
Swaps		(29,441)
Foreign currency transactions		(13,852)
Net change in unrealized appreciation/depreciation of:
Investments		11,238
Futures		23,906
Swaps		3,633
Foreign currency denominated assets and liabilities		(25,627)

Net gain on investment and foreign currency transactions		539,664

Net Increase in Net Assets from Operations		$817,728

(a)	Commencement of operations.

See notes to financial statements.

24	• AB ALL MARKET INCOME PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 18, 2014(a) to May 31, 2015 (unaudited)
Increase in Net Assets from Operations
Net investment income	$278,064
Net realized gain on investment transactions and foreign currency transactions	526,514
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,150

Net increase in net assets from operations	817,728
Dividends to Shareholders from
Net investment income
Class A	(151)
Class C	(122)
Advisor Class	(288,402)
Capital Stock Transactions
Net increase	18,025,022

Total increase	18,554,075
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($10,611))	$18,554,075

(a)	Commencement of operations.

See notes to financial statements.

AB ALL MARKET INCOME PORTFOLIO •	25

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio (formerly AB Dynamic All Market Portfolio), AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein All Market Income Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares have not been and are not currently being offered. As of May 31, 2015, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding

26	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

$1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for

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Notes to Financial Statements

short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

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Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options

AB ALL MARKET INCOME PORTFOLIO •	29

Notes to Financial Statements

are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of May 31, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$7,722,261		$	– 0	–	$	– 0	–	$7,722,261
Common Stock:
Consumer Discretionary	556,439			341,966			– 0	–	898,405
Consumer Staples	433,533			301,104			– 0	–	734,637
Energy	368,562			153,320			– 0	–	521,882
Financials	582,000			876,361			– 0	–	1,458,361
Health Care	610,220			390,943			– 0	–	1,001,163
Industrials	355,580			290,788			– 0	–	646,368
Information Technology	867,692			161,183			– 0	–	1,028,875
Materials	281,727			130,632			– 0	–	412,359
Retail	86,802			– 0	–		– 0	–	86,802
Telecommunication Services	177,644			353,081			– 0	–	530,725
Utilities	130,117			251,923			– 0	–	382,040
Preferred Stocks	1,850,072			– 0	–		– 0	–	1,850,072
Options Purchased – Calls	– 0	–		6,063			– 0	–	6,063
Short-Term Investments	1,151,389			– 0	–		– 0	–	1,151,389

Total Investments in Securities	15,174,038			3,257,364	+		– 0	–	18,431,402
Other Financial Instruments*:
Assets:
Futures	– 0	–		28,003			– 0	–	28,003	#
Forward Currency Exchange Contracts	– 0	–		40,938			– 0	–	40,938
Centrally Cleared Interest Rate Swaps	– 0	–		31,220			– 0	–	31,220	#
Variance Swaps	– 0	–		735			– 0	–	735
Liabilities:
Futures	(4,097)			– 0	–		– 0	–	(4,097	)#
Forward Currency Exchange Contracts	– 0	–		(65,784)			– 0	–	(65,784)
Centrally Cleared Interest Rate Swaps	– 0	–		(27,691)			– 0	–	(27,691	)#
Variance Swaps	– 0	–		(631)			– 0	–	(631)

Total^	$15,169,941			$3,264,154		$	– 0	–	$18,434,095

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers between any levels during the reporting period.

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Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

AB ALL MARKET INCOME PORTFOLIO •	31

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 were deferred and amortized on a straight line basis over a one year period starting from December 18, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding, among other items, the Portfolio’s proportionate share of the advisory fees and other expenses of AB High Income Fund, Inc. (“ABHI”) that are indirectly borne by the Portfolio, on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before May 11, 2016. For the period ended May 31, 2015, such reimbursements/waivers amounted to $218,450.

The Portfolio currently invests in ABHI, an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through May 11, 2016 in an amount equal to the Portfolio’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Portfolio. For the period ended May 31, 2015, such waiver amounted to $16,569.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended May 31, 2015, the Adviser voluntarily agreed to waive such fees amounted to $45,302.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

AB ALL MARKET INCOME PORTFOLIO •	33

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $76 for the period ended May 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $– 0 – from the sale of Class A shares and received $– 0 – and $– 0 – in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the period ended May 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended May 31, 2015 is as follows:

Market Value December 18, 2014(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$ – 0 –	$13,571	$12,420	$1,151	$1

(a)	Commencement of operations.

A summary of the Portfolio’s transactions in shares of the AB High Income Fund for the period ended May 31, 2015 is as follows:
Market Value December 18, 2014(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$ – 0 –	$7,390	$	– 0 –	$	– 0 –	$89	$7,479	$37

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended May 31, 2015 amounted to $8,111, of which $– 0 – and $– 0 –, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets

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Notes to Financial Statements

attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $-0- for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended May 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$25,662,333	$8,784,465
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$170,425
Gross unrealized depreciation	(159,187)

Net unrealized appreciation	$11,238

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect

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Notes to Financial Statements

correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the period ended May 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended May 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

36	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the period ended May 31, 2015, the Portfolio held purchased options for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risks or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under

AB ALL MARKET INCOME PORTFOLIO •	37

Notes to Financial Statements

“Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

38	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended May 31, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced

AB ALL MARKET INCOME PORTFOLIO •	39

Notes to Financial Statements

asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended May 31, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Strategy may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the period ended May 31, 2015, the Portfolio held variance swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

40	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$31,220	*	Receivable/Payable for variation margin on exchange-traded derivatives	$27,691	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	28,003	*	Receivable/Payable for variation margin on exchange-traded derivatives	4,097	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	40,938		Unrealized depreciation on forward currency exchange contracts	65,784

Equity contracts	Investments in securities, at value	6,063

Equity contracts	Unrealized appreciation on total return swaps	735		Unrealized depreciation on total return swaps	631

Total		$106,959			$98,203

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$ 189,331	$23,906

AB ALL MARKET INCOME PORTFOLIO •	41

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(7,757)		$(24,846)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(4,363)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	41,037		3,529

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(70,478)		104

Total		$152,133		$(1,670)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended May 31, 2015:

Futures:
Average original value of buy contracts	$862,500
Average original value of sale contracts	$1,125,891

Purchased Options:
Average monthly cost	$9,799	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,835,354

Total Return Swaps:
Average notional amount	$6,099,148	(b)

Variance Swaps:
Average notional amount	$10,336

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for three months during the period.

42	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of May 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$5,032	$(5,032)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$5,032	$(5,032)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Deutsche Bank AG	3,653	(3,234)	– 0	–	– 0	–	419
Goldman Sachs International	10,462	(582)	– 0	–	– 0	–	9,880
State Street Bank & Trust Co.	21,843	(21,843)	– 0	–	– 0	–	– 0	–
UBS AG	4,981	(4,981)	– 0	–	– 0	–	– 0	–

Total	$40,939	$(30,640)	$	– 0	–	$	– 0	–	$10,299	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$33,206	$(5,032)	$(28,174)	$	– 0	–	$	– 0	–

Total	$33,206	$(5,032)	$(28,174)	$	– 0	–	$	– 0	–

OTC Derivatives:
Deutsche Bank AG	3,234	(3,234)	– 0	–	– 0	–	– 0	–
Goldman Sachs International	582	(582)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	7,164	– 0	–	– 0	–	– 0	–	7,164
Standard Chartered Bank	3,105	– 0	–	– 0	–	– 0	–	3,105
State Street Bank & Trust Co.	42,256	(21,843)	– 0	–	– 0	–	20,413
UBS AG	9,444	(4,981)	– 0	–	– 0	–	4,463

Total	$65,785	$(30,640)	$	– 0	–	$	– 0	–	$35,145	^

AB ALL MARKET INCOME PORTFOLIO •	43

Notes to Financial Statements

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at May 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 18, 2014(a) to May 31, 2015 (unaudited)	December 18, 2014(a) to May 31, 2015 (unaudited)

Class A
Shares sold	1,001	$10,003

Shares issued in reinvestment of dividends	1	13

Net increase	1,002	$10,016

Class C
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends	1	10

Net increase	1,001	$10,012

Advisor Class
Shares sold	1,798,000	$17,980,002

Shares issued in reinvestment of dividends	2,477	24,992

Net increase	1,800,477	$18,004,994

(a)	Commencement of operations.

44	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Debt Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more

AB ALL MARKET INCOME PORTFOLIO •	45

Notes to Financial Statements

traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sale Risk—Short sales involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Portfolio may not always be able to close out a short position on favorable terms.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as a part of the Facility on July 9, 2015.

46	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

NOTE H

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB ALL MARKET INCOME PORTFOLIO •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 18, 2014(a) to May 31, 2015 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14
Net realized and unrealized gain on investment and foreign currency transactions	.30

Net increase in net asset value from operations	.44

Less: Dividends
Dividends from net investment income	(.15)

Net asset value, end of period	$ 10.29

Total Return
Total investment return based on net asset value(d)	4.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)^	1.25%
Expenses, before waivers/reimbursements(e)(f)^	4.44%
Net investment income(c)^	3.10%
Portfolio turnover rate	57%

See footnote summary on page 51.

48	• AB ALL MARKET INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 18, 2014(a) to May 31, 2015 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11
Net realized and unrealized gain on investment and foreign currency transactions	.29

Net increase in net asset value from operations	.40

Less: Dividends
Dividends from net investment income	(.12)

Net asset value, end of period	$ 10.28

Total Return
Total investment return based on net asset value(d)	4.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)^	2.00%
Expenses, before waivers/reimbursements(e)(f)^	5.19%
Net investment income(c)^	2.35%
Portfolio turnover rate	57%

See footnote summary on page 51.

AB ALL MARKET INCOME PORTFOLIO •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 18, 2014(a) to May 31, 2015 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15
Net realized and unrealized gain on investment and foreign currency transactions	.30

Net increase in net asset value from operations	.45

Less: Dividends
Dividends from net investment income	(.16)

Net asset value, end of period	$ 10.29

Total Return
Total investment return based on net asset value(d)	4.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,534
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)^	1.01%
Expenses, before waivers/reimbursements(e)(f)^	4.18%
Net investment income(c)^	3.35%
Portfolio turnover rate	57%

See footnote summary on page 51.

50	• AB ALL MARKET INCOME PORTFOLIO

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of ABHI, another AB mutual fund in which the Portfolio invests.

(f)	The expense ratios presented below exclude expenses on securities sold short:

December 18, 2014(a) to May 31, 2015 (unaudited)
Class A
Net of waivers^	.99%
Before waivers^	4.18%
Class C
Net of waivers^	1.74%
Before waivers^	4.93%
Advisor Class
Net of waivers^	.74%
Before waivers^	3.91%

^	Annualized.

See notes to financial statements.

AB ALL MARKET INCOME PORTFOLIO •	51

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its Investment Policy Team. Messrs. Harting, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

52	• AB ALL MARKET INCOME PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on August 4-7, 2014.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB ALL MARKET INCOME PORTFOLIO •	53

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

54	• AB ALL MARKET INCOME PORTFOLIO

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AB Funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available from the Adviser. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual advisory fee rate of 70 basis points was lower than the Lipper expense group median of 78 basis points. Following a recommendation of the Senior Officer, the directors discussed with the Adviser its proposal to obtain exposure to high income securities initially by investing a portion of the assets of the Portfolio in shares of AB High Income Fund (“High Income Fund”), and transitioning to direct investment in high income securities when assets reached a level sufficient to permit appropriate diversification of that portion of the Portfolio. The directors noted that the advisory fee rate on the High Income Fund was 0.50%, whereas the Portfolio’s proposed advisory fee rate was 0.70%. They asked the Adviser to discuss why it believed the higher fee rate to be appropriate for the high income portion of the Portfolio. The Adviser noted the complexity of advising the Portfolio and explained its view that the advisory fee rate for the High Income Fund was originally set at too low a level. The Adviser also noted that the proposed advisory fee of 70 basis points compared favorably to the Lipper expense group median, and the favorable investment performance over time of the High Income Fund. The directors considered that, as part of its expense limitation agreement, the Adviser proposed to waive fees or reimburse the Portfolio’s expenses in an amount equal to the Portfolio’s proportionate share of the advisory fees and other expenses of the High Income Fund indirectly borne by the Portfolio, and that, in response to the directors’ concern about the interplay between the expense limitation agreement and the specific treatment of the High Income Fund, the Adviser had agreed to enter into a supplemental undertaking with the Portfolio to waive fees payable by, or reimburse expenses to, the Portfolio in an amount equal to the fees and expenses (investment advisory fees as well as other fees and expenses) indirectly borne by the Portfolio attributable to the Portfolio’s investment in the High Income Fund and any other AB Fund in which the Portfolio might invest so that the investors in the Portfolio would not bear any incremental expenses in that regard. They noted that although

AB ALL MARKET INCOME PORTFOLIO •	55

such supplemental undertaking would have a one year term (like the expense limitation agreement for the Portfolio) the Adviser had agreed to discuss the potential extension thereof in advance of the expiration of the one year period. In light of the foregoing the directors were satisfied with the Adviser’s response and the proposed advisory fee arrangements for the Portfolio.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee was reasonable (although he noted that the directors might want to discuss with the Adviser the addition of breakpoints).

The directors considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment classification/objective. The Portfolio’s Expense Universe had also been expanded by Lipper pursuant to Lipper’s standard guidelines.

The directors also considered the proposed expense limitation between the Adviser and the Fund of 0.99% for the Class A shares of the Portfolio for a period to end one year after commencement of the Portfolio’s public offering. Under the expense limitation agreement with the Adviser, if the Portfolio’s uncapped expenses for the Class A Shares were to fall below 0.99%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed. The Adviser informed the directors that the Portfolio’s uncapped expenses were expected to fall to the level of the expense cap when net assets reached approximately $7 billion.

The anticipated expense ratio for the Portfolio reflected fee waivers and/or expense reimbursement as a result of the proposed expense limitation agreement. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

56	• AB ALL MARKET INCOME PORTFOLIO

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 99 basis points, giving effect to the proposed expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio, reflecting the proposed expense limitation agreement, was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. They considered information provided by the Adviser showing that the Portfolio’s proposed advisory fee of 70 basis points was lower than the Expense Group median; and that, of the 12 other funds in the Portfolio’s Expense Group, two had no breakpoints and five other funds had advisory fees where the lowest fee rate was higher than the Portfolio’s proposed fee rate. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as

AB ALL MARKET INCOME PORTFOLIO •	57

among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

58	• AB ALL MARKET INCOME PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein All Market Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek current income with consideration of growth of capital. The Adviser will allocate the Portfolio’s investments among a broad range of (1) income producing securities, including global high yield bonds and preferred stocks, (2) income grower securities, including global high income equities and global real estate investments, and (3) income diversifier securities and strategies, including global sovereign bonds and alternative strategies. The Adviser will adjust the Portfolio’s investment exposure using the Adviser’s Dynamic Asset Allocation (“DAA”) service to manage its overall volatility during market cycles with periods of higher volatility through the use of derivatives and exchange traded funds (“ETF”). In addition, the Adviser will engage in a number of alternatives (derivatives based) strategies, such as currency carry and covered call strategies.

The Portfolio will typically be invested in the United States and in countries throughout the world, including emerging markets. In selecting equity securities, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. Initially, the Adviser intends to gain exposure to fixed income securities through investment in AllianceBernstein High Income Fund, Inc. (“High Income Fund,

1	The Senior Officer’s fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB ALL MARKET INCOME PORTFOLIO •	59

Inc.”).3 The Adviser will make direct investments in high income securities similar to the investments in High Income Fund, Inc., rather than investing in High Income Fund, Inc., when the Portfolio’s net assets grow to between $100 and $200 million.

The Portfolio’s benchmark will be the MSCI ACWI Index. The Adviser expects Lipper and Morningstar to classify the Portfolio in their Flexible Portfolio and Tactical Allocation/World Allocation categories, respectively

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc.,
694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

3	Based on the Portfolio’s projected net assets of $250 million and High Income Fund, Inc.’s June 30, 2014 net assets of $6.7 billion, the Portfolio’s investment in High Income Fund, Inc. of $100 million (40% of the Portfolio’s s net assets) is expected to approximate to 1.49% of High Income Fund, Inc.’s net assets.

4	Jones v. Harris at 1427.

60	• AB ALL MARKET INCOME PORTFOLIO

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Schedule Based on Average Daily Net Assets
All Market Income Portfolio	0.70% of average daily net assets[5]

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[6]	Fiscal Year End
All Market Income	Class A	0.99%	1.22%	To Be Determined
Portfolio	Class C	1.74%	1.99%
	Class R	1.24%	1.69%
	Class K	0.99%	1.38%
	Class I	0.74%	1.05%
	Advisor	0.74%	0.97%
	Class Z	0.74%	0.95%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the

5	For the Portfolio’s assets invested in High Income Fund, Inc., such fee will be reduced to the fee level of High Income Fund, Inc., proportionate to AMI’s assets invested in High Income Fund, Inc. High Income Fund, Inc. advisory fee schedule is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion, and $0.40% on the balance

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB ALL MARKET INCOME PORTFOLIO •	61

Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.8

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

AB ALL MARKET INCOME PORTFOLIO •	63

Portfolio	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
All Market Income Portfolio[13]	0.750	0.776	4/9

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
All Market Income Portfolio[16]	0.990	1.168	2/9	1.149	3/13

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	The Portfolio’s EG includes the Portfolio, four other Flexible Portfolio Funds (“FX”) and four Global Flexible Portfolio Funds (“GX”).

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

16	The Portfolio’s EU includes the Portfolio, EG and all other retail front-end load FX and GX, excluding outliers.

64	• AB ALL MARKET INCOME PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity

AB ALL MARKET INCOME PORTFOLIO •	65

rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

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Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio; and the Adviser’s plan for the Portfolio to make direct investments in high income securities and receive an advisory fee rate of 70 basis points rather than 50 basis points advisory fee that the Adviser would receive for assets invested in High Income Fund, Inc. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 15, 2014

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB ALL MARKET INCOME PORTFOLIO •	67

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

68	• AB ALL MARKET INCOME PORTFOLIO

AB Family of Funds

AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMI-0152-0515

MAY     05.31.15

SEMI-ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 21, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio (the “Fund”) for the semi-annual reporting period ended May 31, 2015. The Fund commenced operations on December 3, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Small Cap Value Portfolio to AB Small Cap Value Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term growth of capital. The Fund will invest primarily in a portfolio of equity securities of small-capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index (the “Russell 2000 Value”) and the greater of $2.5 billion or the largest company in the Russell 2000 Value. As of September 30, 2014, the market capitalization range of the Russell 2000 Value was between $56.5 million and $4.0 billion.

The Fund will invest in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser will use its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser will seek to manage the overall portfolio volatility relative to the Russell 2000 Value by favoring promising securities that offer the best balance between return and targeted risk.

Investment Results

The table on page 4 shows the Fund’s performance compared with its primary benchmark, the Russell 2000 Value Index, for the period since the Fund’s inception on December 3, 2014 through May 31, 2015.

All share classes of the Fund outperformed the benchmark for the period since inception. Security selection was the source of outperformance, particularly in the financial, consumer-discretionary, information technology and materials sectors. An underweight position in the health care sector and weaker stock selection in utilities detracted, relative to the benchmark.

The Fund did not utilize derivatives during the period since inception.

Market Review and Investment Strategy

U.S. equity markets were strong over the reporting period. During that time, the performance of small-cap stocks, as measured by the Russell 2000 Index, was more than twice that of large-cap stocks, as measured by the Russell 1000 Index. From a style perspective, small-cap growth stocks significantly outperformed small-cap value stocks during the period.

Since December 2014, market volatility has increased. Investors reacted to economic signals such as a slowly

AB SMALL CAP VALUE PORTFOLIO •	1

growing U.S. economy, a strengthening U.S. dollar and weakening of the euro. Quantitative easing from the European Central Bank energized markets, while continued uncertainty over Greece fueled investor anxiety. Oil prices have been volatile, bottoming out in the first quarter of 2015, before recovering somewhat in the second quarter. This current economic climate has allowed the Senior

Investment Management Team (the “Team”) to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

2	• AB SMALL CAP VALUE PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of 2,000 small-cap value companies within the U.S. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Fund, such as global macro, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SMALL CAP VALUE PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIOD ENDED MAY 31, 2015 (unaudited)	NAV Returns
Since Inception*
AB Small Cap Value Portfolio
Class A	7.63%

Class C	7.28%

Advisor Class†	7.83%

Russell 2000 Value Index	2.84%

*    Since inception on 12/3/2014.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB SMALL CAP VALUE PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	7.63%	3.09%

Class C Shares
Since Inception*	7.28%	6.28%

Advisor Class Shares†
Since Inception*	7.83%	7.83%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.47%, 2.24% and 1.22% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.25%, 2.00% and 1.00% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 3, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/3/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB SMALL CAP VALUE PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	1.94%

Class C Shares
Since Inception*	4.88%

Advisor Class Shares†
Since Inception*	6.53%

*	Inception date: 12/3/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB SMALL CAP VALUE PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 3, 2014+	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,076.30	$6.40	1.25%
Hypothetical**	$1,000	$1,018.49	$6.22	1.25%
Class C
Actual	$1,000	$1,072.80	$10.22	2.00%
Hypothetical**	$1,000	$1,014.79	$9.94	2.00%
Advisor Class
Actual	$1,000	$1,078.30	$5.12	1.00%
Hypothetical**	$1,000	$1,019.73	$4.98	1.00%
+	Commencement of operations.

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

AB SMALL CAP VALUE PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $44.2

TEN LARGEST HOLDINGS†

May 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Office Depot, Inc.	$752,260	1.7%
Fairchild Semiconductor International, Inc.	682,658	1.6
CNO Financial Group, Inc.	643,860	1.5
Rosetta Resources, Inc.	640,297	1.4
Dean Foods Co.	631,622	1.4
StanCorp Financial Group, Inc.	615,284	1.4
Children’s Place, Inc. (The)	595,140	1.4
Skywest, Inc.	589,188	1.3
CSG Systems International, Inc.	586,996	1.3
Webster Financial Corp.	586,916	1.3
	$6,324,221	14.3%

*	All data are as of May 31, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB SMALL CAP VALUE PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.0%
Financials – 24.9%
Banks – 10.6%
1st Source Corp.	8,950	$282,641
Associated Banc-Corp	19,210	364,414
Customers Bancorp, Inc.(a)	16,820	422,182
First BanCorp(a)	22,890	140,087
First Commonwealth Financial Corp.	28,250	257,075
First Niagara Financial Group, Inc.	42,080	374,933
FirstMerit Corp.	25,400	498,856
Popular, Inc.(a)	6,700	217,683
Susquehanna Bancshares, Inc.	28,580	396,976
Synovus Financial Corp.	11,740	340,695
Webster Financial Corp.	15,490	586,916
Wilshire Bancorp, Inc.	37,190	410,577
Zions Bancorporation	14,460	417,605

		4,710,640

Insurance – 7.4%
Aspen Insurance Holdings Ltd.	11,760	545,193
CNO Financial Group, Inc.	35,770	643,860
First American Financial Corp.	12,190	435,305
Hanover Insurance Group, Inc. (The)	7,590	540,256
StanCorp Financial Group, Inc.	8,290	615,284
Validus Holdings Ltd.	10,880	466,861

		3,246,759

Real Estate Investment Trusts (REITs) – 5.0%
DiamondRock Hospitality Co.	29,050	382,588
Gramercy Property Trust, Inc.	15,775	419,773
LTC Properties, Inc.	10,320	434,369
National Storage Affiliates Trust(a)	20,730	279,648
Ramco-Gershenson Properties Trust	21,950	377,979
STAG Industrial, Inc.	14,360	305,868

		2,200,225

Thrifts & Mortgage Finance – 1.9%
Essent Group Ltd.(a)	17,570	448,211
HomeStreet, Inc.(a)	17,410	401,126

		849,337

		11,006,961

Industrials – 19.2%
Air Freight & Logistics – 1.0%
Air Transport Services Group, Inc.(a)	41,580	437,422

Airlines – 2.5%
Hawaiian Holdings, Inc.(a)	21,980	532,355
Skywest, Inc.	39,810	589,188

		1,121,543

Commercial Services & Supplies – 2.4%
Essendant, Inc.	12,830	498,317
Viad Corp.	21,460	575,987

		1,074,304

AB SMALL CAP VALUE PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 3.9%
AECOM(a)	9,430	$311,473
EMCOR Group, Inc.	11,950	542,171
Granite Construction, Inc.	14,830	531,656
Tutor Perini Corp.(a)	16,430	344,373

		1,729,673

Electrical Equipment – 1.9%
General Cable Corp.	16,830	317,919
Regal Beloit Corp.	6,840	534,819

		852,738

Machinery – 3.9%
Columbus McKinnon Corp.	16,730	381,611
Oshkosh Corp.	8,670	434,887
Terex Corp.	13,780	340,780
Wabash National Corp.(a)	39,770	538,486

		1,695,764

Professional Services – 1.7%
Kelly Services, Inc. – Class A	9,290	144,181
Korn/Ferry International	7,530	241,638
Mistras Group, Inc.(a)	18,370	340,028

		725,847

Road & Rail – 0.8%
Con-way, Inc.	8,590	347,637

Trading Companies & Distributors – 1.1%
WESCO International, Inc.(a)	6,840	491,522

		8,476,450

Information Technology – 18.3%
Communications Equipment – 2.1%
Finisar Corp.(a)	20,550	450,045
Mitel Networks Corp.(a)	48,550	451,515

		901,560

Electronic Equipment, Instruments & Components – 5.7%
Arrow Electronics, Inc.(a)	7,710	468,691
Avnet, Inc.	9,000	396,090
Celestica, Inc.(a)	19,590	250,752
Insight Enterprises, Inc.(a)	18,870	553,457
TTM Technologies, Inc.(a)	32,600	322,088
Vishay Intertechnology, Inc.	41,420	539,289

		2,530,367

IT Services – 4.3%
Booz Allen Hamilton Holding Corp.	16,290	412,951
CSG Systems International, Inc.	18,820	586,996
ExlService Holdings, Inc.(a)	13,490	484,291
Sykes Enterprises, Inc.(a)	17,070	413,606

		1,897,844

10	• AB SMALL CAP VALUE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 6.2%
Advanced Micro Devices, Inc.(a)(b)	50,980	$116,234
Cypress Semiconductor Corp.(a)	21,268	292,010
Fairchild Semiconductor International, Inc.(a)	34,270	682,658
Integrated Silicon Solution, Inc.	17,880	366,898
MKS Instruments, Inc.	11,920	449,503
Photronics, Inc.(a)	41,690	420,652
SunEdison Semiconductor Ltd.(a)	17,438	421,651

		2,749,606

		8,079,377

Consumer Discretionary – 18.3%
Auto Components – 2.3%
Dana Holding Corp.	23,550	512,683
Tenneco, Inc.(a)	8,630	506,754

		1,019,437

Automobiles – 0.9%
Thor Industries, Inc.	6,270	383,034

Hotels, Restaurants & Leisure – 1.1%
Bloomin’ Brands, Inc.	22,400	503,104

Household Durables – 2.5%
Ethan Allen Interiors, Inc.	10,790	270,829
Helen of Troy Ltd.(a)	4,060	355,210
Meritage Homes Corp.(a)	10,900	478,074

		1,104,113

Media – 1.2%
Scholastic Corp.	11,490	510,731

Multiline Retail – 1.2%
Big Lots, Inc.	12,100	531,190

Specialty Retail – 8.0%
Caleres, Inc.	11,420	353,221
Children’s Place, Inc. (The)	9,100	595,140
Citi Trends, Inc.(a)	19,340	465,127
GameStop Corp. – Class A(b)	11,450	497,044
MarineMax, Inc.(a)	22,240	531,981
Office Depot, Inc.(a)	81,150	752,260
Pier 1 Imports, Inc.(b)	26,050	331,096

		3,525,869

Textiles, Apparel & Luxury Goods – 1.1%
Crocs, Inc.(a)	33,310	500,982

		8,078,460

Consumer Staples – 3.5%
Beverages – 1.2%
Cott Corp.	55,240	529,752

AB SMALL CAP VALUE PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.8%
SpartanNash Co.	11,640	$363,866

Food Products – 1.5%
Dean Foods Co.	34,290	631,622

		1,525,240

Utilities – 3.5%
Electric Utilities – 1.3%
PNM Resources, Inc.	21,090	560,783

Gas Utilities – 2.2%
Southwest Gas Corp.	10,350	563,661
UGI Corp.	10,640	397,936

		961,597

		1,522,380

Health Care – 3.2%
Health Care Providers & Services – 3.2%
LifePoint Health, Inc.(a)	6,210	467,551
Molina Healthcare, Inc.(a)	5,670	412,436
WellCare Health Plans, Inc.(a)	6,360	544,861

		1,424,848

Energy – 3.1%
Oil, Gas & Consumable Fuels – 3.1%
Bill Barrett Corp.(a)	21,620	190,905
Rosetta Resources, Inc.(a)	27,410	640,297
SM Energy Co.	10,480	548,314

		1,379,516

Materials – 2.0%
Chemicals – 1.3%
A Schulman, Inc.	13,050	558,148

Containers & Packaging – 0.7%
Graphic Packaging Holding Co.	23,640	336,634

		894,782

Total Common Stocks (cost $42,086,628)		42,388,014

SHORT-TERM INVESTMENTS – 4.1%
Investment Companies – 4.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(c) (cost $1,811,584)	1,811,584	1,811,584

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $43,898,212)		44,199,598

12	• AB SMALL CAP VALUE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AB Exchange Reserves – Class I, 0.07%(c) (cost $605,095)	605,095	$605,095

Total Investments – 101.4% (cost $44,503,307)		44,804,693
Other assets less liabilities – (1.4)%		(640,269)

Net Assets – 100.0%		$44,164,424

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $42,086,628)	$42,388,014	(a)
Affiliated issuers (cost $2,416,679—including investment of cash collateral for securities loaned of $605,095)	2,416,679
Receivable for capital stock sold	4,300,000
Receivable for investment securities sold	281,649
Prepaid expenses	47,963
Dividends and interest receivable	19,416
Receivable due from Adviser	1,167

Total assets	49,454,888

Liabilities
Payable for investment securities purchased	4,529,803
Payable for collateral received on securities loaned	605,095
Distribution fee payable	5,518
Transfer Agent fee payable	4,256
Accrued expenses	145,792

Total liabilities	5,290,464

Net Assets	$44,164,424

Composition of Net Assets
Capital stock, at par	$411
Additional paid-in capital	43,818,078
Distributions in excess of net investment income	(8,796)
Accumulated net realized gain on investment transactions	53,345
Net unrealized appreciation on investments	301,386

	$44,164,424

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$37,482,671	3,490,589	$10.74	*

C	$18,977	1,773	$10.70

Advisor	$6,662,776	619,660	$10.75

(a)	Includes securities on loan with a value of $608,596 (see Note E).

*	The maximum offering price per share for Class A shares was $11.22 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB SMALL CAP VALUE PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 3, 2014(a) to May 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $62)	$66,222
Affiliated issuers	455
Securities lending income	3,031	$69,708

Expenses
Advisory fee (see Note B)	47,291
Distribution fee—Class A	7,958
Distribution fee—Class C	103
Transfer agency—Class A	2,320
Transfer agency—Class C	26
Transfer agency—Advisor Class	6,443
Amortization of offering expenses	46,158
Administrative	40,987
Custodian	39,921
Registration fees	21,493
Legal	18,889
Audit and tax	15,937
Printing	5,687
Directors’ fees	2,943
Miscellaneous	4,956

Total expenses	261,112
Less: expenses waived and reimbursed by the Adviser (see Note B)	(193,937)

Net expenses		67,175

Net investment income		2,533

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		53,345
Net change in unrealized appreciation/depreciation of investments		301,386

Net gain on investment transactions		354,731

Net Increase in Net Assets from Operations		$357,264

(a)	Commencement of operations.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 3, 2014(a) to May 31, 2015 (unaudited)
Increase in Net Assets from Operations
Net investment income	$2,533
Net realized gain on investment transactions	53,345
Net change in unrealized appreciation/depreciation of investments	301,386

Net increase in net assets from operations	357,264
Dividends to Shareholders from
Net investment income
Class A	(37)
Class C	(37)
Advisor Class	(11,255)
Capital Stock Transactions
Net increase	43,818,489

Total increase	44,164,424
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($8,796))	$44,164,424

(a)	Commencement of operations.

See notes to financial statements.

16	• AB SMALL CAP VALUE PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select U.S. Equity Portfolio, AB All Market Growth Portfolio (formerly AB Dynamic All Market Portfolio), AB Select U.S. Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select U.S. Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Small Cap Value Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to

AB SMALL CAP VALUE PORTFOLIO •	17

Notes to Financial Statements

a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of

18	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

AB SMALL CAP VALUE PORTFOLIO •	19

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of May 31, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$42,388,014		$	– 0	–	$	– 0	–	$42,388,014
Short-Term Investments	1,811,584			– 0	–		– 0	–	1,811,584
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	605,095			– 0	–		– 0	–	605,095

Total Investments in Securities	44,804,693			– 0	–		– 0	–	44,804,693
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$44,804,693		$	– 0	–	$	– 0	–	$44,804,693

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the

Board, including pricing policies which set forth the mechanisms and processes

20	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and

AB SMALL CAP VALUE PORTFOLIO •	21

Notes to Financial Statements

liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

22	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

8. Offering Expenses

Offering expenses of $94,121 were deferred and amortized on a straight line basis over a one year period starting from December 3, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .80% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before December 3, 2015. For the period ended May 31, 2015, such reimbursement/waivers amounted to $152,950.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended May 31, 2015, the Adviser voluntarily agreed to waive such fees amounting to $40,987.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $7,532 for the period ended May 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $– 0 – from the sale of Class A shares and received $– 0 – and $– 0 – in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended May 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional

AB SMALL CAP VALUE PORTFOLIO •	23

Notes to Financial Statements

accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended May 31, 2015 is as follows:

Market Value December 3, 2014(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$	– 0	–	$20,837	$19,025	$1,812	$	– 0	–*

(a)	Commencement of operations.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended May 31, 2015 amounted to $47, of which $47 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of each Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $– 0 – for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended May 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$44,136,213		$2,102,559
U.S. government securities	– 0	–	– 0	–

24	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$948,640
Gross unrealized depreciation	(647,254)

Net unrealized appreciation	$301,386

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the period ended May 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement

AB SMALL CAP VALUE PORTFOLIO •	25

Notes to Financial Statements

time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2015, the Portfolio had securities on loan with a value of $608,596 and had received cash collateral which has been invested into AB Exchange Reserves of $605,095. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $3,031 and $59 from the borrowers and AB Exchange Reserves, respectively, for the period ended May 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the period ended May 31, 2015 is as follows:

Market Value December 3, 2014(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)
$	– 0	–	$1,869	$1,264	$605

(a)	Commencement of operations.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 3, 2014(a) to May 31, 2015 (unaudited)	December 3, 2014(a) to May 31, 2015 (unaudited)

Class A
Shares sold	3,490,587	$37,511,584

Shares issued in reinvestment of dividends	4	37

Shares redeemed	(2)	(20)

Net increase	3,490,589	$37,511,601

26	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

	Shares	Amount
	December 3, 2014(a) to May 31, 2015 (unaudited)	December 3, 2014(a) to May 31, 2015 (unaudited)

Class C
Shares sold	2,886	$29,082

Shares issued in reinvestment of dividends	3	37

Shares redeemed	(1,116)	(11,875)

Net increase	1,773	$17,244

Advisor Class
Shares sold	618,577	$6,278,389

Shares issued in reinvestment of dividends	1,083	11,255

Net increase	619,660	$6,289,644

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Portfolios

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, a Portfolio enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as part of the facility on July 9, 2015.

AB SMALL CAP VALUE PORTFOLIO •	27

Notes to Financial Statements

NOTE I

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

28	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 3, 2014(a) to May 31, 2015 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment transactions	.77

Net increase in net asset value from operations	.76

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.74

Total Return
Total investment return based on net asset value(d)	7.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,482
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%^
Expenses, before waivers/reimbursements	3.14%^
Net investment loss(b)	(.15 )%^
Portfolio turnover rate	14%

See footnote summary on page 31.

AB SMALL CAP VALUE PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 3, 2014(a) to May 31, 2015 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.04)
Net realized and unrealized gain on investment transactions	.76

Net increase in net asset value from operations	.72

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.70

Total Return
Total investment return based on net asset value(d)	7.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.00%^
Expenses, before waivers/reimbursements	7.14%^
Net investment loss(b)	(.72 )%^
Portfolio turnover rate	14%

See footnote summary on page 31.

30	• AB SMALL CAP VALUE PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	December 3, 2014(a) to May 31, 2015 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01
Net realized and unrealized gain on investment transactions	.76

Net increase in net asset value from operations	.77

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.75

Total Return
Total investment return based on net asset value(d)	7.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,663
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%^
Expenses, before waivers/reimbursements	5.91	%^
Net investment income(b)	.28	%^
Portfolio turnover rate	14%

(a)	Commencement of operations.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	31

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James W. MacGregor(2), Vice President Joseph G. Paul(2), Vice President Shri Singhvi(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Investment Policy Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

32	• AB SMALL CAP VALUE PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on March 12, 2014.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB SMALL CAP VALUE PORTFOLIO •	33

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio,

34	• AB SMALL CAP VALUE PORTFOLIO

no performance or other historical information for the Portfolio was available. The directors reviewed performance information for a composite of accounts managed by the Adviser with similar investment strategies. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual advisory fee rate of 80 basis points was lower than the Lipper expense group median of 88 basis points.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The Directors noted that the institutional fee schedule started at a higher rate than the Portfolio’s fee schedule (flat rate) but that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate that would be paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the proposed fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with an investment strategy similar to that proposed for the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

AB SMALL CAP VALUE PORTFOLIO •	35

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee was reasonable.

The directors considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation agreement between the Adviser and the Fund of 1.25% for the Class A shares of the Portfolio for a period to end one year after commencement of the Portfolio’s public offering. Under the expense limitation agreement with the Adviser, if the Portfolio’s uncapped expenses for the Class A Shares were to fall below 1.25%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed. The Adviser informed the directors that the Portfolio’s uncapped expenses were expected to fall to the level of the expense cap when net assets reached approximately $330 million.

The anticipated expense ratio for the Portfolio reflected fee waivers and/or expense reimbursement as a result of the proposed expense limitation agreement. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid

36	• AB SMALL CAP VALUE PORTFOLIO

pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 1.250%, giving effect to the proposed expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio, reflecting the proposed expense limitation agreement, was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. They considered the information provided by the Adviser showing that the Portfolio’s proposed advisory fee of 80 basis points was lower than the Expense Group median; and that, of the 13 other funds in the Portfolio’s Expense Group, eight had no breakpoints and two other funds had advisory fees where the lowest fee rate was higher than the Portfolio’s proposed fee rate. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB SMALL CAP VALUE PORTFOLIO •	37

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Small Cap Value Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of small-capitalization companies.3 Using the Adviser’s fundamental value approach, the Portfolio will invest in companies determined by the Adviser to be undervalued. In selecting securities for the Portfolio, the Adviser will use its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities. The Adviser seeks to manage the overall portfolio volatility relative to the universe of companies of the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

The Adviser does not intend to utilize derivatives in its management of the Portfolio to a substantial extent, although derivatives may be used for a variety of purposes, including gaining exposure to equity markets. The Adviser does not expect to use derivatives to an extent that would result in the Portfolio being effectively leveraged by having aggregate notional exposure appreciably in excess of its net assets.

1	The Senior Officer’s fee evaluation was completed on February 27, 2014 and discussed with the Board of Directors on March 12, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	For purposes of this 80% requirement, small capitalization companies are those that, at the time of purchase, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index. As of December 31, 2013, the market capitalization range of the Russell 2000 Value Index was between $37 million and $4.6 billion.

38	• AB SMALL CAP VALUE PORTFOLIO

The Portfolio’s benchmark will be the Russell 2000 Value Index. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective Small-Cap Value categories.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Small Cap Value Portfolio[5]	0.80% of average daily net assets

4	Jones v. Harris at 1427.

5	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

AB SMALL CAP VALUE PORTFOLIO •	39

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[6]	Fiscal Year End
Small Cap Value Portfolio	Class A Class C Class R Class K Class I Advisor Class 1 Class 2 Class Z	1.25% 2.00% 1.50% 1.25% 1.00% 1.00% 1.10% 1.00% 1.00%	1.28% 2.05% 1.76% 1.44% 1.11% 1.03% 1.11% 1.01% 1.01%	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

40	• AB SMALL CAP VALUE PORTFOLIO

held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the institutional fee schedule, set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.8

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Small Cap Value Portfolio	$250.0	U.S. Small Cap Value 1.00% on 1st $25 million 0.90% bp on next $25 million 0.75% bp on the balance Minimum account size: $25m	0.790%	0.800%	0.010%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB SMALL CAP VALUE PORTFOLIO •	41

The Adviser provides sub-advisory investment services to an investment company managed by another fund family that has a somewhat similar investment style as the Portfolio. Set forth are the advisory fee schedule of such sub-advisory relationship, the effective fee and the fund’s advisory fee based on the Portfolio’s projected net assets of $250 million.

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Port. Adv. Fee (%)
Small Cap Value Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.85% on the first $50 million 0.75% on the balance	0.770% (Fee to AB)	0.800%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Small Cap Value Portfolio, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.9

9	According to a report by Lipper, mutual funds with sub-advisers tend to be slightly more expensive than those without. According to Lipper, the starkest difference in total expenses was for equity funds; among those funds, sub-advised funds’ expenses were about 10 basis points higher than non-sub-advised funds; although the 10 basis points difference made up only 7% of those funds’ average total expense ratio of 135 basis points. For front-end and no-load bond funds, the gap was about 5 basis points. For variable insurance products and institutional money funds, sub-advised funds were less expensive by at least 2.5 basis points. The median share of fees retained by principal adviser varies by asset class and fund size. For equity funds, the typical adviser retained up to 55.6% of the management fee, depending on the size of the fund. For bond funds the typical adviser retained up to 58.3% of the management fee. For money market funds, typical advisers retained up to 80% of the management fee. Slightly more than a third of open-end funds were sub-advised, while nearly two thirds of variable insurance products were sub-advised. Source: Subadvised Funds Are Pricier Than Non-Subadvised: Lipper by Maura McDermott. September 27, 2011, Board IQ.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Small Cap Value Portfolio	0.800	0.880	6/14

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB SMALL CAP VALUE PORTFOLIO •	43

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Value Portfolio	1.250	1.330	4/14	1.340	10/39

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees,

15	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

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to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and

AB SMALL CAP VALUE PORTFOLIO •	45

business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of January 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was discussed with the Directors at the March 12, 2014 meeting.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

46	• AB SMALL CAP VALUE PORTFOLIO

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: April 11, 2014

AB SMALL CAP VALUE PORTFOLIO •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

48	• AB SMALL CAP VALUE PORTFOLIO

AB Family of Funds

NOTES

AB SMALL CAP VALUE PORTFOLIO •	49

NOTES

50	• AB SMALL CAP VALUE PORTFOLIO

NOTES

AB SMALL CAP VALUE PORTFOLIO •	51

NOTES

52	• AB SMALL CAP VALUE PORTFOLIO

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCV-0152-0515

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 20, 2015